Exhibit 10.1

SEVENTEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND
LIMITED CONSENT

THIS SEVENTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”), effective as of the 23rd day of April, 2013 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent dated March 17, 2013 (the “Fifteenth Amendment”), pursuant to which the Lenders agreed to extend the required deadline under Section 8.01(a) of the Credit Agreement to deliver its audited financial statements for the fiscal year ended December 31, 2012 (the “2012 Financial Statements”);

WHEREAS, the Borrower has requested that the Lenders consent to a further extension of the required deadline under Section 8.01(a) of the Credit Agreement to deliver the 2012 Financial Statements;

WHEREAS, the Borrower has requested that the Lenders consent to an extension of the required deadline under Section 8.01(b) of the Credit Agreement to deliver its unaudited financial statements for the fiscal quarter ended March 31, 2013 (the “Q1 2013 Financial Statements”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain other provisions of the Credit Agreement; and

WHEREAS, said parties are willing to consent to such extensions and so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

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2.                                       Limited Consent and Waiver.

(a)                                  Notwithstanding Section 2(a) of the Fifteenth Amendment to the contrary, subject to the terms and conditions set forth herein, the undersigned Lenders hereby consent to extend the deadline for delivery of the 2012 Financial Statements under Section 8.01(a) of the Credit Agreement to on or before the earlier of (i) fifty-seven (57) days after notice to the Borrower by the trustee under the Senior Notes (or the requisite number of holders thereof) in accordance with the indenture pursuant to which the Senior Notes were issued (the “Indenture”) of the Borrower’s failure to comply with Section 4.02(a) of the Indenture and (ii) June 17, 2013.  Notwithstanding anything to the contrary set forth in the Credit Agreement, the Borrower acknowledges and agrees that its failure to deliver the 2012 Financial Statements to the Administrative Agent and the Lenders on or before the date required pursuant to the immediately preceding sentence shall constitute an immediate Event of Default under the Credit Agreement.

(b)                                 Subject to the terms and conditions set forth herein, the undersigned Lenders hereby consent to extend the deadline for delivery of the Q1 2013 Financial Statements under Section 8.01(b) of the Credit Agreement to on or before the earlier of (i) thirty (30) days after the date on which the Borrower delivers the 2012 Financial Statements to the Administrative Agent and the Lenders in accordance with Section 2(a) above and (ii) July 12, 2013.  Notwithstanding anything to the contrary set forth in the Credit Agreement, the Borrower acknowledges and agrees that its failure to deliver the Q1 2013 Financial Statements to the Administrative Agent and the Lenders on or before the date required pursuant to the immediately preceding sentence shall constitute an immediate Event of Default under the Credit Agreement.

(c)                                  Subject to the terms and conditions set forth herein, the undersigned Lenders hereby waive any Default or Event of Default that occurs under Section 10.01(g) of the Credit Agreement as a result of the default occurring under the Indenture as a result of the failure of the Borrower to comply with Section 4.02(a) of the Indenture with respect to its form 10-Q for the quarter ended March 31, 2013.  The waiver set forth in this subsection (c) (the “Default Waiver”) is limited to the extent specifically set forth above and no other terms, conditions or provisions of the Credit Agreement or any other Loan Document are intended to be affected by the Default Waiver, including, without limitation, the ability of the Administrative Agent or the Lenders to declare an Event of Default under the Credit Agreement as a result of the Senior Notes becoming due and payable prior to their scheduled maturity.

3.                                       Amendments to Credit Agreement.

(a)                                  Section 9.18(a) of the Credit Agreement is hereby amended to restate subsection (i) thereof in its entirety as follows:

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“(i)                               Swap Agreements in respect of crude oil (including natural gas liquids) or natural gas, in each case, (A) with an Approved Counterparty and (B) the notional volumes for which (when aggregated with other commodity Swap Agreements in effect for the same periods as such Swap Agreement, other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, for crude oil (including natural gas liquids) or natural gas, respectively, (1) 80% of the reasonably anticipated production of its Total Proved Reserves with respect to such commodity for each month during the period in which such Swap Agreement is in effect, and (2) (x) 100% of the most recent production as provided in the report most recently delivered by the Borrower pursuant to Section 8.01(m) for any succeeding twenty-four month period; provided that, for any Swap Agreement executed during the last quarter of any calendar year, such period shall be extended to December 31st of the second calendar year following execution of such Swap Agreement and (y) 75% of the most recent production as provided in the report most recently delivered by the Borrower pursuant to Section 8.01(m) for any period beyond such twenty-four month period (or such extended period as provided in the foregoing proviso);”.

(b)                                 The Credit Agreement is hereby amended to delete Schedule 1.01A in its entirety and insert in place thereof Schedule 1.01A in the form attached hereto.

4.                                       Borrowing Base Redetermination.  Effective immediately upon the closing of the Eagle Ford Sale (as defined in that certain Sixteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent dated April 2, 2013, among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent), the Conforming Borrowing Base shall be equal to $265,000,000 and the Non-Conforming Borrowing Base shall be equal to $0.

5.                                       Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

6.                                       Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and

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Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

7.                                       Condition to Effectiveness.  This Amendment shall be effective on the Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

8.                                       Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

9.                                       Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

10.                                 Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Seventeenth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Seventeenth Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Seventeenth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Seventeenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice-President

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

Signature Page to Seventeenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Seventeenth Amendment to Credit Agreement

SCHEDULE 1.01A

UNRESTRICTED SUBSIDIARIES

Hunter Aviation, LLC

Alpha Hunter Drilling, LLC

Hunter Real Estate, LLC

54NG, LLC

NGAS Gathering, LLC

Sentra Corporation

Eureka Hunter Holdings, LLC

Energy Hunter Securities, Inc. (fka NGAS Securities, Inc.)

Eureka Hunter Pipeline, LLC

Eureka Hunter Land, LLC

TransTex Hunter, LLC

Magnum Hunter Midstream, LLC

Triad Hunter Gathering, LLC

Magnum Hunter Services, LLC

Arkoma Gathering, LLC

Licking River Gathering, LLC

The existing Magnum Hunter Production, Inc. and NGAS sponsored drilling partnerships and any similar drilling partnerships established by Magnum Hunter Production, Inc. on or after the Effective Date.

Schedule 1.01A-1